[FIRST UNION LETTERHEAD]
                                                                  Exhibit No. 10
                                 July 30, 1998



ICF Kaiser International, Inc. and
The Parties Listed on Schedule A hereto
c/o ICF Kaiser International, Inc.
9300 Lee Highway
Fairfax, VA 22031

Re: Amended and Restated Credit Agreement dated December 3, 1997 (the "Credit Agreement"), by and among (i) ICF Kaiser International, Inc. (the "Borrower"); (ii) certain Subsidiaries of the Borrower listed on Schedule A hereto (the "Subsidiary Guarantors"); (iii) First Union Commercial Corporation (the successor in interest to CoreStates Bank, N.A. and Signet
     Bank), National Bank of Canada and BankBoston, N.A. (collectively the "Banks"); and (iv) First Union Capital Markets, a division of Wheat First Securities, Inc., as agent (acting in such capacity as successor in interest to CoreStates Bank, N.A., and in such capacity herein referred to
                                                    ---------------------------
     as the "Agent")
     ---------------

To the Parties Addressed:

     The Agent and Banks have recently been advised that the Borrower and/or certain of the Guarantor Subsidiaries are experiencing significant cost overruns on certain projects (the "Overrun Projects"), and that as a consequence of such overruns, the Borrower is not in compliance with certain financial covenants set forth in the Credit Agreement. A condition precedent to additional advances pursuant to the Credit Agreement is that the Borrower is in compliance with all terms and provisions thereof, and the Borrower has requested the Agent and Banks to amend and/or waive certain provisions of the Credit Agreement so that the Borrower will be in compliance therewith. The Banks are considering such request, and in connection therewith the Agent has requested the Borrower to provide to the Banks certain financial and other information regarding the cost overruns and other business operations of the Borrower and its Subsidiaries.

     The Banks are willing to continue to advance funds pursuant to the Credit Agreement while they are considering the Borrower's request, provided that the Borrower and Subsidiary Guarantors execute this letter to acknowledge, agree, represent and warrant that (a) the Banks' further disbursement of Loan proceeds shall be in the sole discretion of the Banks, and any such disbursement shall not constitute a waiver of any rights and remedies available to the Banks or Agent pursuant to the Loan Documents or applicable law (including, without imitation, the right to (i) declare an Event of Default in accordance with the terms of the Loan Documents and/or (ii) withhold further disbursements of Loan proceeds); (b) the Borrower and Guarantors shall pay to the Agent on demand, and shall be jointly and severally liable for the payment of, any and all costs and expenses incurred by the Agent or any Bank in reviewing and/or evaluating the Borrower's request, the current and projected financial position and operations of the Borrower and/or any of the Subsidiaries, and/or the legal rights and remedies available to the Agent and Banks, including, without limitation, all costs, fees and expenses of (i) any and all environmental or other third party consultants engaged to review the Overrun Projects or any other aspect of the Borrower's or any Subsidiary's business or operations; (ii) the Agent's or any Bank's internal auditors; and (iii) the Agent's or any Bank's counsel; (c) there are no set-offs or defenses against any of the notes evidencing any Loan or any other Loan Document; (d) all of the Loan documents remain unmodified and in full force and effect, and are hereby expressly approved, ratified and confirmed; and
(e) the execution and delivery of this letter agreement by the Borrower and Subsidiary Guarantors, and the performance by the Borrower and Subsidiary Guarantors of their respective obligations set forth herein are within their respective corporate powers, have been duly authorized by all necessary corporate action, and do not require the consent or approval of any other person or entity. All capitalized terms which are used but not defined herein shall have the meaning attributed to such terms in the Credit Agreement.

     If the foregoing correctly sets forth our understanding, please below execute and return a copy of this letter.

                                                Very truly yours,






                                                             First Union Capital Markets, a division of Wheat
                                                             First Securities Inc., Agent



                                                             By:     /s/ Chris R. Hetterly


Accepted and Agreed to:                                       BORROWER:

                                                              ICF KAISER INTERNATIONAL, INC.

                                                              BY:    /s/ James O. Edwards
                                                              TITLE:    Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:                                       SUBSIDIARY GUARANTORS:

CLEMENT INTERNATIONAL CORPORATION                             EXCELL DEVELOPMENT CONSTRUCTION, INC.

By:    /s/ Timothy P. O'Connor                                BY:    /s/ Timothy P. O'Connor
Title:    Assistant Treasurer                                 TITLE:    Assistant Treasurer

HENRY J. KAISER COMPANY                                       ICF INCORPORATED

By:    /s/ Timothy P. O'Connor                                By:    /s/ Timothy P. O'Connor
Title:    Assistant Treasurer                                 Title:    Assistant Treasurer

ICF INFORMATION TECHNOLOGY, INC.                              ICF KAISER ENGINEERS (CALIFORNIA) CORPORATION

BY:    /s/ Timothy P. O'Connor                                BY:    /s/ Timothy P. O'Connor
TITLE:    Assistant Treasurer                                 TITLE:    Assistant Treasurer

ICF KAISER ENGINEERS CORPORATION                              ICF KAISER ENGINEERS GROUP, INC.

By:    /s/ Timothy P. O'Connor                                BY:    /s/ Timothy P. O'Connor
Title:    Assistant Treasurer                                 TITLE:    Assistant Treasurer

ICF KAISER ENGINEERS MASSACHUSETTS, INC.                      ICF KAISER ENGINEERS, INC.

BY:    /s/ Timothy P. O'Connor                                BY:    /s/ Timothy P. O'Connor
TITLE:    Assistant Treasurer                                 TITLE:    Assistant Treasurer

ICF KAISER GOVERNMENT PROGRAMS, INC.                          ICF KAISER HOLDINGS UNLIMITED, INC.

BY:    /s/ Timothy P. O'Connor                                BY:    /s/ Timothy P. O'Connor
TITLE:    Assistant Treasurer                                 TITLE:    Assistant Treasurer

ICF RESOURCES INCORPORATED                                    ICF KAISER HANFORD COMPANY

By:    /s/ Timothy P. O'Connor                                By:    /s/ Timothy P. O'Connor
Title:    Assistant Treasurer                                 Title:    Assistant Treasurer

CYGNA GROUP, INC                                              ICF LEASING CORPORATION, INC.

By:    /s/ Timothy P. O'Connor                                By:    /s/ Timothy P. O'Connor
Title:    Assistant Treasurer                                 Title:    Assistant Treasurer

KE SERVICES CORPORATION                                       KE LIVERMORE, INC.

By:    /s/ Timothy P. O'Connor                                By:    /s/ Timothy P. O'Connor
Title:    Assistant Treasurer                                 Title:    Assistant Treasurer

KAISER ENGINEERS AND CONSTRUCTORS, INC.                       KAISER ENGINEERS INTERNATIONAL, INC.

By:    /s/ Timothy P. O'Connor
Title:    Assistant Treasurer                                 By:    /s/ Timothy P. O'Connor
                                                              Title:    Assistant Treasurer

SYSTEMS APPLICATIONS INTERNATIONAL, INC.                      TUDOR ENGINEERING COMPANY

By:    /s/ Timothy P. O'Connor
Title:    Assistant Treasurer                                 By:    /s/ Timothy P. O'Connor
                                                              Title:    Assistant Treasurer

ICF KAISER NETHERLANDS B.V.                                   CYGNA CONSULTING ENGINEERS AND PROJECT MANAGEMENT,
                                                              INC.
By its Managing Directors:

ICF Kaiser Holdings Unlimited, Inc.                           By:    /s/ Timothy P. O'Connor
Represented by: Michael K. Goldman                            Title:    Assistant Treasurer
                  President

Signature:   /s/ Michael K. Goldman


ICF Kaiser Engineers Eastern Europe, Inc.                     ICF KAISER/ GEORGIA WILSON, INC.
Represented by: Paul Weeks, II
                  Director & Secretary

                                                              By:    /s/ Timothy P. O'Connor
Signature:   /s/ Paul Weeks, II                               Title:    Assistant Treasurer

GLOBAL TRADE & INVESTMENT, INC.                               ICF KAISER ENGINEERS PACIFIC, INC.

By:    /s/ Timothy P. O'Connor                                By:    /s/ Timothy P. O'Connor
Title:    Assistant Treasurer                                 Title:    Assistant Treasurer

EDA, INCORPORATED                                             ICF KAISER REMEDIATION COMPANY

By:    /s/ Timothy P. O'Connor                                By:    /s/ Timothy P. O'Connor
Title:    Assistant Treasurer                                 Title:    Assistant Treasurer

ICF KAISER OVERSEAS ENGINEERING, INC.                         ICF KAISER EUROPE, INC.

By:    /s/ Timothy P. O'Connor                                By:    /s/ Timothy P. O'Connor
Title:    Assistant Treasurer                                 Title:    Assistant Treasurer